ACR Multi-Strategy Quality Return (MQR) Fund

Class A (MQRAX)

Class I (MQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 28, 2021 to Summary Prospectus dated April 1, 2021.

Important Notice Regarding Class A Shares

Upon the recommendation of ACR Alpine Capital Research, LLC (the “Advisor”), the investment advisor to the ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Class A Shares into Class I Shares and the subsequent termination of the Fund’s Class A Shares. As a result, effective immediately, the Class A Shares of the Fund are closed to all new investment. The Fund’s Class A Shares will be converted into Class I Shares and the Class A Shares will be terminated on or about June 11, 2021 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Class A Shares in the Summary Prospectus will be deleted in their entirety. Shareholders of Class A Shares converted into Class I Shares will not be subject to a short-term redemption fee.

The Fund’s Class I Shares have a similar fee structure as the Class A Shares, with differences in Rule 12b-1 distribution fees and shareholder service fees. In particular, Class A Shares may pay Rule 12b-1 distribution fees and shareholder service fees of up to 0.25% and 0.05%, respectively. Class I Shares do not pay Rule 12b-1 distribution fees, but may pay shareholder service fees of up to 0.15%.

Please file this Supplement with your records.